SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) September 20, 2000


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




        Delaware                     0-16014                  23-2417713
    (State or other           (Commission File Number)      (IRS Employer
    jurisdiction of                                       Identification No.)
    incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830


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Item 5.  Other Events.

         The Registrant is filing certain exhibits under Item 7 hereof, which are with respect to the recently announced issuance of the Registrant's 10-7/8% Senior Notes due 2010.

Item 7.  Financial Statements and Exhibits

1.01 10-7/8% Senior Notes Due 2010 Underwriting Agreement among Adelphia Communications Corporation and Salomon Smith Barney Inc., as representative of the Underwriters, dated September 15, 2000 (Filed herewith).

4.01 Third Supplemental Indenture, dated as of September 20, 2000, with respect to the Registrant's 10-7/8% Senior Notes due 2010, between the Registrant and The Bank of New York, successor entity by acquisition to Harris Trust Company of New York, as trustee (Filed herewith).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 28, 2000          ADELPHIA COMMUNICATIONS CORPORATION
                                              (Registrant)

                                   By:   /s/ Timothy J. Rigas

                                         Timothy J. Rigas
                                         Executive Vice President, Treasurer
                                         and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                              Description

1.01 10-7/8% Senior Notes Due 2010 Underwriting Agreement among Adelphia Communications Corporation and Salomon Smith Barney Inc., as representative of the Underwriters, dated September 15, 2000 (Filed herewith).

4.01 Third Supplemental Indenture, dated as of September 20, 2000, with respect to the Registrant's 10-7/8% Senior Notes due 2010, between the Registrant and The Bank of New York, successor entity by acquisition to Harris Trust Company of New York, as trustee (Filed herewith).